                                                                    Exhibit 10.9


                     PROMISSORY NOTE & SECURITY AGREEMENT
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                          PROMISSORY NOTE -- STRAIGHT


  $4000.00                 Del Mar           ,     CA         June 29th, 1998
------------    -----------------------------  -----------   ------------------
                            (City)               (State)           (Date)

               12 months               after date, for value received, the
-------------------------------------  undersigned maker(s) promise(s) to pay to
(Number of Days, Months and/or Years)

                    SPACE SYSTEMS INTERNATIONAL CORPORATION
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            11440 W. Bernardo Court, San Diego, CA 92127             , or order
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at
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the sum of                      Four Thousand                          DOLLARS,
           ----------------------------------------------------------

with interest from          N/A          on the unpaid principal at the rate of
                  -----------------------

    8.5     per cent per annum, payable                ANNUALLY               .
-----------                             ---------------------------------------


         Should interest not be paid when due, it shall thereafter bear like interest as the principal. Should default be made in payment of interest when due, the whole sum of principal and accrued interest shall become immediately due, without notice, at the option of the holder of this note. Interest after maturity will accrue at the rate indicated above. Principal and interest are payable in lawful money of the United States. Each maker will be jointly and severally liable, and consents to renewals, replacements and extensions of time for payment hereof, and at or after maturity, consents to the acceptance of security or substituted security for this note, and waives presentment, demand and protest and the right to assert any statute of limitations. A married person who signs this note agrees that recourse may be had against his/her separate property for any obligation contained herein. If any action be instituted on this note, the Undersigned promise(s) to pay such sum as the Court may fix as attorney's fees. This Note is secured by a Security Agreement (Personal Property) of even date herewith.


         Dennis Appel
-----------------------------------        ------------------------------------

       14102 Recuenda Dr.
       Del Mar, CA 92014
-----------------------------------        ------------------------------------


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                              SECURITY AGREEMENT
                              (PERSONAL PROPERTY)


         THIS SECURITY AGREEMENT is made this   29th   day of   June,   1998
                                              --------        -----------------

by and between   Dennis G. Appel    of   14102 Recuenda Dr., Del Mar, CA 92014,
               --------------------    ----------------------------------------

County of     San Diego    , State of     California   , (hereinafter "Debtor")
          -----------------           -----------------

and   Space Systems Int'l Corp.     of     11440 W. Bernardo Court, San Diego
    -------------------------------    ----------------------------------------

County of   San Diego  , State of   California  , (hereinafter "Secured Party").
          -------------           --------------

Debtor hereby grants to Secured Party a security interest in all that certain personal property (hereinafter "Security"), now owned or hereafter acquired (except consumer goods acquired more than ten (10) days after the Secured Party gives value, unless those goods are installed in or affixed to such property), and the proceeds and products thereof, described and situated as follows:

         20,000 (twenty-thousand) shares of stock or units of Space Systems Int'l purchased at $0.20 each on behalf of Jessica and Jacequline Appel (@10,000 (ten thousand) units each).

as security for the payment to Secured Party of    Space Systems Int'l Corp
                                                -------------------------------

                              ($4000.00) Dollars.

according to the terms and conditions of the above Promissory Note, of even date herewith.


           (IMPORTANT: SECURITY AGREEMENT CONTINUED ON REVERSE SIDE)

                                  Page 1 of 2


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         This Security Agreement also secures: (a) any and all extensions on renewals of said promissory note; (b) the repayment of all sums, including but not limited to legal expenses, that may be advanced or incurred by Secured Party for the maintenance, protection or preservation of the Security, or any part thereof; (c) any and all other sums that may hereafter be advanced by Secured Party to or for the benefit of Debtor; (d) any and all other expenditures that may hereafter be made by Secured Party pursuant to the provisions hereof; and
(e) any and all other debts and obligations of Debtor to Secured Party that may hereafter be incurred.

         Debtor shall execute such Financing Statements and other documents and do such other acts and things as Secured Party may from time to time require to establish and maintain a valid, perfected security interest in the Security; and Debtor shall permit Secured Party and Secured Party's representatives to inspect the Security and/or the records pertaining thereto from time to time at any reasonable time.

         Debtor shall keep the Security in good condition and repair, and shall not use it for any unlawful purpose; and shall not remove, nor permit to be removed, any part of the Security from the above premises without the prior written consent of Secured party, which shall not be unreasonably withheld; and shall provide, maintain and deliver to Secured Party physical damage and loss insurance policies covering the Security in amounts and with insurance companies satisfactory to Secured Party, naming Secured Party as loss payee, as required Party's interest may appear.

         Debtor hereby declares and warrants to Secured Party that Debtor is the absolute and sole owner, and is in possession of all of the Security, and that the same is free and clear of all liens, encumbrances, adverse claims, and any other security interests. Debtor shall not sell or offer to sell or otherwise transfer the Security or any interest therein without the prior written consent of Secured Party; nor shall Debtor sell, assign or create or permit to exist any lien on or security interest in the Security in favor of anyone other than Secured Party, unless Secured Party consents thereto in writing. Debtor shall, upon Secured Party's request, remove any unauthorized lien or security Interest on the Security, and defend any claim affecting the Security; and Debtor shall pay all charges against the Security, including but not limited to taxes, assessment, encumbrances and insurance, and upon Debtor's failure to do so, Secured Party may pay any such charge as it deems necessary and add the amount paid to the Indebtedness of Debtor secured hereunder.

         If Debtor fails to make payment of any part of the principal or interest as provided in said promissory note at the time and in the manner therein specified, or if any breach be made of any obligation, promise or warranty of Debtor herein contained, then the whole principal sum unpaid on said promissory note, with accrued interest thereon, shall immediately become due and payable, without notice, at the option of Secured Party, and Secured Party, at its option, may: (a) sell, lease or otherwise dispose of the Security at public or private sale; unless the Security is perishable and threatens to decline speedily in value or is a type customarily sold on a recognized market, Secured Party will give Debtor at least five (5) days prior written notice of the time and place of any public sale or of the time after which any private sole or any other intended disposition may be made; (b) retain the Security in satisfaction of the obligations secured hereby, with notice of such retention sent to Debtor as required by law; (c) notify any parties obligated on any of the Security consisting of accounts, instruments, chattel paper, choses in action or the like to make payment to Secured Party and enforce collection of any of the Security herein; (d) require Debtor to assemble and deliver any of the Security to Secured Party at a reasonably convenient place designated by Secured Party; (e) apply all sums received or collected from or on account of the Security, including the proceeds of any sales thereof, to the payment of the costs and expenses incurred in preserving and enforcing the rights of Secured Party, including but not limited to reasonable attorney's fees, and the Indebtedness secured hereby in such order and manner as Secured Party in its sole discretion determines; Secured Party shall account to Debtor for any surplus remaining thereafter, and shall pay such surplus to the party entitled thereto, including any second secured party who has made a proper demand upon Secured Party and has furnished proof to Secured Party as requested in the manner provided by law; in like manner, Debtor agrees to pay to Secured Party without demand any deficiency after any Security has been disposed of and proceeds applied as aforesaid. Secured Party shall have all the rights and remedies of a secured party under the Uniform Commercial Code in any jurisdiction where enforcement is sought. Debtor agrees to pay all costs incurred by Secured Party in enforcing its rights under this Security Agreement, including but not limited to reasonable attorneys' fees. All rights, powers and remedies of Secured Party hereunder shall be cumulative and not alternative. No delay on the part of Secured Party in the exercise of any right or remedy shall constitute a waiver thereof, and no exercise by Secured Party of any right or remedy shall preclude the exercise of any other right or remedy or further exercise of the same remedy.

         It is further agreed, subject to applicable law, that upon any sale of the Security according to law, or under the power herein given, that Secured Party may bid at said sale, or purchase the Security, or any part thereof at said sale.

         Debtor warrants that if Debtor is a business entity, the execution, delivery and performance of the aforesaid promissory note and this Security Agreement are within its powers and have bean duly authorized.

         If more then one Debtor executes this Security Agreement, the obligations hereunder are joint and several. All words used herein in the singular shall be deemed to have been used in the plural when the context and construction so require. Any married person who signs this Security Agreement expressly agrees that recourse may be had against his/her separate property for all of his/her obligations to Secured Party.

         This Security Agreement shall inure to the benefit of and bind Secured Party, its successors and assigns, and each of the undersigned, their respective heirs, executors, administrators and successors in interest. Upon transfer by Secured Party of any part of the obligations secured hereby, Secured Party shall be fully discharged from all liability with respect to the Security transferred herewith.

         Whenever possible each provision of this Security Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but, if any provision of this Security Agreement shall be prohibited or invalid under applicable law, such provisions shall be ineffective only if the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Security Agreement.

IN WITNESS WHEREOF, Secured Party and Debtor have executed this instrument.

      SPACE SYSTEM, INT'L CORP.                   /s/ DENNIS G. APPEL
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           E. DALEY  C.F.O.                       /s/ Dennis G. Appel
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            Secured Party                               Debtor


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